Exhibit 99.1
Support.com Reports Fourth Quarter and Year-End 2010 Financial Results

REDWOOD CITY, CA--(Marketwire - February 15, 2011) - Support.com® (NASDAQ: SPRT), a leading provider of cloud-based technology services and software for consumers and small business, today reported unaudited financial results for its fourth quarter and year ended December 31, 2010.

Q4 and 2010 Financial Summary

For the fourth quarter of 2010, total revenue was $12.3 million compared to $5.8 million in the fourth quarter of 2009 and $12.2 million in the third quarter of 2010.

On a GAAP basis, net loss from continuing operations for the fourth quarter of 2010 was $4.0 million, or $(0.08) per share, compared to $3.4 million, or $(0.07) per share, in the fourth quarter of 2009, and $3.8 million, or $(0.08) per share, in the third quarter of 2010.

Non-GAAP net loss from continuing operations for the fourth quarter of 2010 was $3.1 million, or $(0.07) per share, compared to $3.3 million, or $(0.07) per share, in the fourth quarter of 2009, and $2.9 million, or $(0.06) per share, in the third quarter of 2010.

Total revenue for 2010 was $44.2 million, an increase of 153% from $17.5 million in 2009. On a GAAP basis, net loss from continuing operations for 2010 was $18.1 million, or $(0.39) per share, compared to $21.6 million, or $(0.47) per share, in 2009. Non-GAAP net loss from continuing operations for 2010 was $14.3 million, or $(0.31) per share, compared to $21.2 million, or $(0.46) per share, in 2009.

Non-GAAP results exclude stock-based compensation expense, amortization of intangible assets, restructuring and impairment charges, acquisition expenses, and the income tax impact of the disposition of a business unit on continuing operations. These items impacted results from continuing operations by $807,000 in the fourth quarter of 2010, $132,000 in the fourth quarter of 2009, and $878,000 in the third quarter of 2010. On an annual basis, these items impacted results from continuing operations by $3.8 million in 2010 and $418,000 in 2009. A reconciliation of GAAP to non-GAAP results is presented in the tables below.

"We posted strong fourth quarter financial results," said Josh Pickus, President and Chief Executive Officer. "Recent launches of programs for Comcast and Symantec expand our footprint beyond retail into other key verticals and extend our leadership position in the market."

Balance Sheet Information

At December 31, 2010 cash, cash equivalents and investments were $74.2 million compared to $75.2 million at September 30, 2010.

Recent Highlights
-- Revenue increases 153% year over year
-- Non-GAAP net loss from continuing operations improves 32% year over year
-- Symantec premium technology subscription program launched
-- Comcast premium technology services offerings launched
-- Technology platform and service offerings expanded to cover tablets, smartphones and data
-- Lead software product ARO 2011 introduced
-- Support services innovator Toni Portmann joins Board of Directors

Treatment of Continuing and Discontinued Operations

On June 23, 2009, the Company completed the sale of its enterprise business to Consona Corporation. As a result of this transaction, all revenue and direct expenses associated with the enterprise business have been reflected as discontinued operations in a single line on the condensed statement of operations.

Conference Call

Support.com will host a conference call discussing the Company's fourth quarter and year-end 2010 results on Tuesday, February 15, 2011 starting at 4:30 p.m. ET (1:30 p.m. PT). A live audio webcast and replay of the call will be available at the Investor Relations section of Support.com's website at http://www.support.com/about/investor-relations/webcastsevents. The live call may be accessed by dialing (877) 312-8789 (domestic) or (253) 237-1314 (international) and referencing passcode 37992943. A replay of the call can also be accessed by dialing (800) 642-1687 (domestic) or (706) 645-9291 (international), and referencing passcode: 37992943.

About Support.com

Support.com, Inc. (NASDAQ: SPRT) provides cloud-based technology services and software for consumers and small business. Support.com's Personal Technology Experts® provide a quick, cost-effective and stress-free technology support experience over the Internet and the phone using the Company's advanced technology platform. Support.com's easy-to-use software products detect and repair common problems to keep customers' technology running smoothly. Support.com offers programs through many of the nation's leading retailers, broadband service providers, software vendors and PC/CE OEMs, and provides software to over a million consumers and small businesses.

Support.com is a trademark or registered trademark of Support.com, Inc. or its affiliates in the U.S and other countries. Other names may be trademarks of their respective owners.

Support.com, Inc. is an Equal Opportunity Employer.

For more information, visit www.support.com.

Note on Forward-Looking Statements

Statements made in this document that are not historical facts are "forward-looking statements" and accordingly involve risks and uncertainties that could cause actual results to differ materially from those described herein. Forward-looking statements include, for example, all statements relating to projected financial performance (including without limitation statements involving projections of revenue, margin, income (loss), earnings (loss) per share, cash usage, capital structure, and other financial items); the plans and objectives of management for future operations, products or services; and future performance in economic and other terms. The potential risks and uncertainties that could cause results to differ materially include, among others, our ability to retain and grow major partnerships, our ability to market and sell software and services directly to consumers and small businesses, our ability to maintain and grow revenue, our ability to scale and manage our workforce and our ability to control expenses and achieve desired margins. These and other risks are detailed in Support.com's reports filed with the Securities and Exchange Commission, including without limitation its latest Annual Report on Form 10-K and its latest quarterly report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com does not intend to update this information to reflect future events or circumstances, and disclaims any obligation to do so except as may be required by law.

Disclosure Regarding Non-GAAP Financial Measures

Support.com has excluded stock-based compensation expenses, amortization of intangible assets, restructuring and impairment charges, acquisition expenses, and the income tax impact of the disposition of business units on continuing operations from its GAAP results of continuing operations in order to determine the non-GAAP financial measure of net income (loss) per share referenced in this document. We believe that the non-GAAP measures, when viewed in addition to and not in lieu of our reported GAAP results, assist investors in understanding our results of operations.

A. Stock-based compensation. Management excludes stock-based compensation expenses when evaluating its operating performance because such expenses do not require cash settlement and because such expenses are not used by management to assess the performance of the Company's business. Stock-based compensation expense was $717,000 in the fourth quarter of 2010, compared to $715,000 in the fourth quarter of 2009 and $727,000 in the third quarter of 2010. On an annual basis, stock-based compensation expense was $3.3 million in 2010 and $2.9 million in 2009.

B. Amortization of intangible assets. Management excludes acquisition-related intangible asset amortization and related charges when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such charges enables more consistent evaluation of the Company's operating performance. Management also excludes such charges because they represent non-cash expenses. Amortization expense was $90,000 in the fourth quarter of 2010, compared to $51,000 in the fourth quarter of 2009 and $93,000 in the third quarter of 2010. On an annual basis, amortization expense was $364,000 in 2010 and $177,000 in 2009.

C. Restructuring and impairment charges. Management excludes restructuring and impairment charges when evaluating its operating performance because the Company does not undertake restructurings on a predicable basis and excluding such charges enables more consistent evaluation of the Company's operating performance. Restructuring and impairment expense was zero in the fourth quarter of 2010, compared to zero in the fourth quarter of 2009 and zero in the third quarter of 2010. On an annual basis, restructuring and impairment expense was zero in 2010 and $1.7 million in 2009.

D. Acquisition expenses. Management excludes acquisition expenses such as legal fees and banker or advisor fees when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expenses enables more consistent evaluation of the Company's operating performance. Acquisition expense was zero in the fourth quarter of 2010, compared to $542,000 in the fourth quarter of 2009 and zero in the third quarter of 2010. On an annual basis, acquisition expense was zero in 2010 and $542,000 in 2009.

E. Income tax impact of disposition of business units. Management excludes the income tax impact of the disposition of business units when evaluating performance because this tax impact is not a result of the Company's continuing operations. The income tax expense (benefit) related to the disposition of business units was zero in the fourth quarter of 2010, compared to $(1.2) million in the fourth quarter of 2009 and $58,000 in the third quarter of 2010. On an annual basis, the income tax expense (benefit) related to the disposition of business units was $58,000 in 2010 and $(4.9) million in 2009.

The Company believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with the Company's financial results as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the charges and expenses indicated above from the non-GAAP financial measures presented does not indicate an expectation by management that such charges and expenses will not be incurred in subsequent periods.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
	2010 (1)	2010 (1)	2009	2010 (1)	2009
Revenues:
Services	$9,384	$9,280	$5,302	$32,276	$16,770
Software and other	2,870	2,898	546	11,901	725
Total revenues	12,254	12,178	5,848	44,177	17,495

Costs of revenue:
Cost of services	6,980	6,927	4,077	26,737	16,620
Cost of software and other	381	294	59	1,358	59
Total cost of revenue	7,361	7,221	4,136	28,095	16,679

Gross profit	4,893	4,957	1,712	16,082	816

Operating expenses:
Research and development	1,316	1,274	1,186	5,214	5,795
Sales and marketing	4,911	4,889	2,013	18,091	7,675
General and administrative	2,625	2,499	3,276	10,963	14,119
Amortization of intangible assets	90	93	51	364	177

Total operating expenses	8,942	8,755	6,526	34,632	27,766

Loss from operations	(4,049)	(3,798)	(4,814)	(18,550)	(26,950)

Interest income and other, net	104	101	191	540	428

Loss from continuing operations, before income taxes	(3,945)	(3,697)	(4,623)	(18,010)	(26,522)

Income taxes provision (benefit)	10	56	(1,186)	88	(4,941)

Loss from continuing operations, after income taxes	(3,955)	(3,753)	(3,437)	(18,098)	(21,581)

Income (loss) from discontinued operations, after income taxes	4	30	(216)	31	7,004
Net Loss	$(3,951)	$(3,723)	$(3,653)	$(18,067)	$(14,577)

Earnings per share:
Basic and diluted earnings per share:
Loss from continuing operations, after income taxes	$(0.08)	$(0.08)	$(0.07)	$(0.39)	$(0.47)
Discontinued operations, after income taxes	0.00	0.00	(0.01)	0.00	0.16
Net earnings per basic and diluted share	$(0.08)	$(0.08)	$(0.08)	$(0.39)	$(0.31)

Shares used in computing per share amounts:
Basic	47,536	46,721	46,443	46,818	46,378
Diluted	47,536	46,721	46,443	46,818	46,378

Note 1:  2010 amounts are subject to completion of management's and its independent registered public accounting firm's customary closing and review procedures.

SUPPORT.COM, INC.
RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
	2010 (1)	2010 (1)	2009	2010 (1)	2009

GAAP cost of revenue from continuing operations	$7,361	$7,221	$4,136	$28,095	$16,679
Stock-based compensation (Cost of revenue portion only)	(47)	(42)	(34)	(169)	(134)
Restructuring and impairment charges (Cost of revenue portion only)	-	-	-	-	(62)
Non-GAAP cost of revenue from continuing operations	7,314	7,179	4,102	27,926	16,483

GAAP operating expenses from continuing operations	8,942	8,755	6,526	34,632	27,766
Stock-based compensation (Excl. cost of revenue portion)	(670)	(685)	(681)	(3,162)	(2,808)
Amortization of intangible assets	(90)	(93)	(51)	(364)	(177)
Restructuring and impairment charges (Excl. cost of revenue portion)	-	-	-	-	(1,635)
Acquisition expenses	-	-	(542)	-	(542)
Non-GAAP operating expenses from continuing operations	8,182	7,977	5,252	31,106	22,604

GAAP income taxes provision (benefit)	10	56	(1,186)	88	(4,941)
Income tax impact of the disposition of business units on continuing operations	-	(58)	1,176	(58)	4,940
Non-GAAP income (loss) before income taxes from continuing operations	10	(2)	(10)	30	(1)

GAAP net loss from continuing operations	$(3,955)	$(3,753)	$(3,437)	$(18,098)	$(21,581)
Stock-based compensation	717	727	715	3,331	2,942
Amortization of intangible assets	90	93	51	364	177
Restructuring and impairment charges	-	-	-	-	1,697
Acquisition expenses	-	-	542	-	542
Income tax impact of the disposition of business units on continuing operations	-	58	(1,176)	58	(4,940)
Non-GAAP net income (loss) from continuing operations	$(3,148)	$(2,875)	$(3,305)	$(14,345)	$(21,163)

Basic and diluted net income (loss) per share
GAAP	$(0.08)	$(0.08)	$(0.07)	$(0.39)	$(0.47)
Non-GAAP	$(0.07)	$(0.06)	$(0.07)	$(0.31)	$(0.46)

Shares used in computing per share amounts (GAAP)
Basic	47,536	46,721	46,443	46,818	46,378
Diluted	47,536	46,721	46,443	46,818	46,378

Shares used in computing per share amounts (Non-GAAP)
Basic	47,536	46,721	46,443	46,818	46,378
Diluted	47,536	46,721	46,443	46,818	46,378

Note 1:  The adjustments above reconcile the Company’s GAAP financial results to the non-GAAP financial measures used by the Company. The Company’s non-GAAP financial measures exclude stock-based compensation, amortization of intangible assets, restructuring and impairment charges, acquisition expenses and the income tax impact of the disposition of business units on continuing operations from the GAAP financial results. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company’s GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.  See the text of this press release for more information on non-GAAP financial measures.

2010 amounts are subject to completion of management’s and its independent registered public accounting firm's customary closing and review procedures.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31,	September 30,	December 31,
	2010 (1)	2010 (1)	2009
	(unaudited)	(unaudited)	(audited)
Assets
Current assets:
Cash, cash equivalents and short-term investments	$71,568	$72,274	$80,035
Accounts receivable, net	5,133	4,436	3,190
Prepaid expenses and other current assets	1,617	1,736	1,252
Auction-rate securities put option	-	-	1,289
Total current assets	78,318	78,446	85,766
Long-term investments	2,667	2,970	3,444
Property and equipment, net	623	493	447
Goodwill	10,181	10,181	10,171
Purchased technologies, net	226	247	309
Intangible assets, net	1,076	1,166	1,450
Other assets	648	559	372

Total assets	$93,739	$94,062	$101,959

Liabilities and Stockholders' Equity
Liabilities:
Accounts payable	$536	$5	$99
Accrued compensation	1,248	1,682	745
Other accrued liabilities	3,575	4,275	3,045
Deferred revenue	1,574	1,357	726
Total current liabilities	6,933	7,319	4,615
Other long-term liabilities	749	917	992
Total liabilities	7,682	8,236	5,607

Stockholders' equity:
Common stock	5	5	5
Additional paid-in-capital	229,692	225,466	221,822
Accumulated other comprehensive loss	(1,331)	(1,287)	(1,233)
Accumulated deficit	(142,309)	(138,358)	(124,242)
Total stockholders' equity	86,057	85,826	96,352

Total liabilities and stockholders' equity	$93,739	$94,062	$101,959

Note 1: 2010 amounts are subject to completion of management’s and its independent registered public accounting firm's customary closing and review procedures.

Contact Information:

Investor Contact

Carolyn Bass and Elaine Chen
Market Street Partners
(415) 445-3235
sprt@marketstreetpartners.com

Media Contact

Catherine Muriel
Support.com
(650) 556-8972
catherine.muriel@support.com